SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K


                             CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 13, 1994
                                                ------------------


                     The CIT Group Holdings, Inc.
- ------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


   Delaware           1-1861                  13-2994534
- ------------------------------------------------------------------
 (State or other     (Commission             (IRS Employer
  jurisdiction of     File Number)             Identification No.)
  incorporation)


                      1211 Avenue of the Americas
                       New York, New York  10036
- ------------------------------------------------------------------


Registrant's telephone number, including area code (212) 536-1950
                                                   ---------------



- ------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         See attached press release.

                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE CIT GROUP HOLDINGS, INC.
                                      ------------------------------
                                             (Registrant)


                                      By /s/ JOSEPH J. CARROLL
                                        ----------------------------
                                        Joseph J. Carroll
                                        Executive Vice President and
                                        Chief Financial Officer

Dated:  October 21, 1994

                                                       News
(The CIT Group, Inc. Letterhead)
                                                       Joseph J. Carroll
                                                       Chief Financial Officer
                                                       (201)740-5214



FROM:  THE CIT GROUP HOLDINGS, INC.
       1211 AVENUE OF THE AMERICAS
       NEW YORK, NY  10036

FOR IMMEDIATE RELEASE
- ---------------------

THE CIT GROUP REPORTS RECORD EARNINGS OF $52.6 MILLION IN 1994 THIRD QUARTER;
- ----------------------------------------------------------------------------

                      UP 10.8 PERCENT OVER 1993 THIRD QUARTER;
                      ----------------------------------------

           NINE MONTH EARNINGS UP 10.2 PERCENT TO A RECORD $151.6 MILLION
           --------------------------------------------------------------

     NEW YORK, NEW YORK, OCTOBER 13, 1994 --- The CIT Group Holdings, Inc., one of the nation's leading asset-based finance companies, today reported record net income of $52.6 million for the quarter ended September 30, 1994, an increase of 10.8 percent from $47.4 million reported for the third quarter of 1993. Net income for the first nine months of 1994 was a record $151.6 million, a 10.2 percent increase over $137.6 million reported in the prior year. The record 1994 earnings gains reflect improved interest income from continued growth in financing and leasing assets, increased factoring commissions, and lower charge-offs as a result of improved credit quality. The 1994 earnings reflect the acquisition of Barclays Commercial Corporation
(BCC) on February 28, 1994 which added over $700.0 million of factored receivables.

     "CIT's strong third quarter and nine months performance continues the trend of disciplined growth and excellent portfolio credit quality which prompted the recent upgrades in our senior debt ratings to AA- by Duff & Phelps and Aa3 by Moody's ," said Albert R. Gamper, Jr., CIT president and CEO.
                                    (more)

OTHER HIGHLIGHTS:

     - Financing and leasing assets totaled $15.2 billion, up 4.4 percent from $14.5 billion at June 30, 1994 and 13.3 percent from $13.4 billion at December 31, 1993. The increases resulted from continued growth in middle market financing, home equity lending, traditional commercial finance, and a seasonal increase in factored receivables.

     - Net interest and fees rose to $181.5 million in the third quarter of 1994, up 2.6 percent from $176.9 million in the third quarter of 1993. For the first nine months of 1994, net interest and fees totaled $549.8 million, an increase of 8.2 percent from $508.4 million in 1993. The improvements reflect interest from the higher levels of financing and leasing assets and increased factoring commissions, offset in part by higher funding costs due to rising 1994 market interest rates.

     - Operating expenses before the provision for credit losses totaled $85.2 million, 2.48 percent of average financing and leasing assets
           (AEA) in the third quarter of 1994, versus $73.0 million, 2.37 percent of AEA in the third quarter of 1993. For the nine months ended September 30, 1994, operating expenses before the provision for credit losses totaled $252.2 million, 2.51 percent of AEA, compared with $209.5 million, 2.30 percent of AEA, in the comparable 1993 period. Operating expenses in 1994 reflect incremental expenses associated with the BCC acquisition and the expanded Consumer Finance operation, and normal expense increases.

     -     Net charge-offs for the third quarter of 1994 were $18.2 million,
           0.52 percent of average finance receivables (AFR), compared with $27.2 million, 0.88 percent for the third quarter of 1993. For the nine months ended September 30, 1994, net charge-offs totaled $67.1 million, 0.66 percent of AFR compared with $71.8 million, 0.79 percent in 1993.

                                          (more)

     - The 1993 third quarter and nine month results include a $10.3 million net charge to record the effect of a one percent increase in the corporate Federal income tax rate enacted in August 1993.

     - Finance receivables past due 60 days or more were $214.5 million (1.49 percent of finance receivables) at September 30, 1994 compared with $187.8 million (1.36 percent of finance receivables) at June 30, 1994 and $216.1 million (1.71 percent of finance receivables) at December 31, 1993. Past due receivables on nonaccrual status were $128.7 million (0.90 percent of finance receivables) at September 30, 1994 up from $117.0 million (0.85 percent of finance receivables) at June 30, 1994, but improved from $139.9 million (1.11 percent of finance receivables) at year-end 1993.

     - Assets received in the settlement of loans were $60.4 million at September 30, 1994, compared to $67.6 million at June 30, 1994 and $87.0 million at December 31, 1993.

                                     # # #

     The CIT Group Holdings, Inc., one of the nation's largest asset-based lenders, is owned 60 percent by The Dai-Ichi Kangyo Bank Limited, one of the largest banks in the world, and 40 percent by Chemical Banking Corporation, one of the largest bank holding companies in the United States.

               (SEE ATTACHED TABLES FOR ADDITIONAL FINANCIAL DATA)

                         THE CIT GROUP HOLDINGS, INC.
                               AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                              SEPTEMBER 30,      DECEMBER 31,
ASSETS                                             1994              1993
                                              -------------      ------------
FINANCING AND LEASING ASSETS
Finance receivables (net of unearned finance
 income of $1,359,980 and $1,482,069)
CORPORATE FINANCE
Capital Equipment Financing                    $ 4,313,364        $ 4,394,528
Business Credit                                  1,406,090          1,282,133
Credit Finance                                     714,346            645,642
                                               -----------        -----------
                                                 6,433,800          6,322,303
DEALER AND MANUFACTURER FINANCING
Industrial Financing                             4,069,811          3,880,991
Sales Financing and Consumer Finance             1,751,936          1,438,865
                                               -----------        -----------
                                                 5,821,747          5,319,856
FACTORING
Commercial Services                              2,115,161            981,935
                                               -----------        -----------
  Finance receivables                           14,370,708         12,624,094
Reserve for credit losses                         (185,321)          (169,378)
                                               -----------        -----------
  Net finance receivables                       14,185,387         12,454,716

Equipment under operating lease, net               790,692            751,901
                                               -----------        -----------
  Net financing and leasing assets              14,976,079         13,206,617

CASH AND CASH EQUIVALENTS
Cash                                                24,379            101,554
Interest-bearing deposits                           40,000               -
                                               -----------        -----------
  Cash and cash equivalents                         64,379            101,554

OTHER ASSETS                                       396,826            420,310
                                               -----------        -----------
  TOTAL ASSETS                                 $15,437,284        $13,728,481
                                               ===========        ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
DEBT
Commercial paper                               $ 6,541,220        $ 6,516,139
Variable rate notes                              2,412,500          1,686,500
Fixed rate notes                                 2,473,150          2,392,500
Subordinated fixed rate notes                      300,000            200,000
                                               -----------        -----------
  Total debt                                    11,726,870         10,795,139

Credit balances of factoring clients             1,155,480            521,728
Accrued liabilities and payables                   377,051            324,520
Deferred Federal income taxes and
  investment tax credits                           409,971            394,859
                                               -----------        -----------
  Total liabilities                             13,669,372         12,036,246

STOCKHOLDERS' EQUITY
Common stock - authorized, issued and
 outstanding - 1,000 shares                        250,000            250,000
Paid-in capital                                    408,320            408,320
Retained earnings                                1,109,592          1,033,915
                                               -----------        -----------
  Total stockholders' equity                     1,767,912          1,692,235
                                               -----------        -----------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $15,437,284        $13,728,481
                                               ===========        ===========

                          THE CIT GROUP HOLDINGS, INC.

                                 AND SUBSIDIARIES

                         CONSOLIDATED INCOME STATEMENTS

                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                THREE MONTHS ENDED
                                                    SEPTEMBER 30,
                                ----------------------------------------------
                                  1994       % TO AEA       1993      % TO AEA
                                --------     --------     --------    --------
Interest and fees earned        $342,838       9.90%*     $304,691      9.75%*
Interest expense                 161,349       4.61 *      127,782      4.00 *
                                --------       ----        -------      ----
Net interest and fees            181,489       5.29        176,909      5.75
                                --------       ----        -------      ----

Gains on asset sales               9,920        .29         18,850       .61

Salaries and employee benefits    46,861       1.36         38,209      1.24
Other operating expenses          38,333       1.12         34,741      1.13
                                --------       ----        -------      ----

  Operating expenses before
   provision for credit losses    85,194       2.48         72,950      2.37

Provision for credit losses
 on net charge-offs               18,225        .52 **      27,201       .88**
Provision for credit losses
 for reserve change                1,816        .05          1,203       .04
                                --------       ----        -------      ----
  Provision for credit losses     20,041        .59         28,404       .92
                                --------       ----        -------      ----
  Total operating expenses       105,235       3.07        101,354      3.29
                                --------       ----        -------      ----

Income before provision for
  income taxes                    86,174       2.51         94,405      3.07

Provision for income taxes        33,587        .98         46,956      1.53
                                --------       ----        -------      ----

  Net income                     $52,587       1.53%        47,449      1.54%
                                 =======       ====         ======      ====
Average financing and
 leasing assets (AEA)            $13,732,106                $12,319,181
Average finance receivables      $14,059,245                $12,341,396

* Excludes interest income and interest expense relating to interest-bearing deposits
** Percent to average finance receivables

                          THE CIT GROUP HOLDINGS, INC.

                                AND SUBSIDIARIES

                          CONSOLIDATED INCOME STATEMENTS

                           (DOLLAR AMOUNTS IN THOUSANDS)


                                            NINE MONTHS ENDED
       .                                       SEPTEMBER 30,
                                ---------------------------------------------
                                  1994      % TO AEA        1993     % TO AEA
                                --------     --------      --------  --------
Interest and fees earned        $987,252       9.72%*      $887,562     9.58%*
Interest expense                 437,444       4.25 *       379,201     4.01 *
                                --------     --------      --------    -----
Net interest and fees            549,808       5.47         508,361     5.57
                                --------     --------      --------    -----
Gains on asset sales              20,916        .21          23,028      .26

Salaries and employee benefits   139,168       1.39         112,892     1.24
Other operating expenses         113,021       1.12          96,586     1.06
                                --------     --------      --------    -----

  Operating expenses before
   provision for credit losses   252,189       2.51         209,478     2.30

Provision for credit losses
 on net charge-offs               67,139        .66**        71,762      .79**
Provision for credit losses
 for reserve change                5,194        .05           7,835      .09
                                --------     --------      --------    -----

  Provision for credit losses     72,333        .72          79,597       .87
                                --------     --------      --------     -----

  Total operating expenses       324,522       3.23         289,075      3.17
                                --------     --------      --------     -----
Income before provision for
  income taxes                   246,202       2.45         242,314      2.66

Provision for income taxes        94,609        .94         104,730      1.15
                                --------     --------      --------     -----

  Net income                  $  151,593       1.51%       $137,584      1.51%
                              ==========       ====        ========      ====
Average financing and
 leasing assets (AEA)         $13,408,639                  $12,171,821

Average finance receivables   $13,518,880                  $12,172,469

* Excludes interest income and interest expense relating to interest-bearing deposits
** Percent to average finance receivables